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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MakeMusic! Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAKEMUSIC! INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The Annual Meeting of Shareholders of MakeMusic! Inc. will be held on Wednesday, May 19, 2004, at 3:30 p.m. (Minneapolis time), at the offices of Fredrikson & Byron in the Pepin/Vermillion Conference Room on the 40th Floor, 200 South Sixth Street, Minneapolis, Minnesota, United States, for the following purposes:

  1.
  To set the number of directors at six (6).

  2.
  To elect directors for the ensuing year.

  3.
  To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

        Only shareholders of record at the close of business on March 25, 2004, are entitled to notice of and to vote at the meeting or any adjournment thereof.

        Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Philip Sean Lafleur Chief Executive Officer and Chairman of the Board
Eden Prairie, Minnesota United States April 9, 2004

MAKEMUSIC! INC.

Annual Meeting of Shareholders
May 19, 2004

PROXY STATEMENT

INTRODUCTION

        Your Proxy is solicited by the Board of Directors of MakeMusic! Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on May 19, 2004, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

        The mailing address of the principal executive office of the Company is 6210 Bury Drive, Eden Prairie, Minnesota, 55346-1718, United States. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about April 9, 2004.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed March 25, 2004, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 25, 2004, 3,356,330 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS

        The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 25, 2004. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
Société Générale Asset Management 2, place de la Coupole 92078 Paris-la-Défense Cedex France	774,088(2)	21.1%
Viventures FCPR 1, place Carpeaux 92915 La-Défense France	328,836(3)	9.7%
BGL Investment Partners S.A. rue des Coquelicots, 1 L-1356 Luxembourg Luxembourg	339,016(4)	9.6%
Benson K. Whitney 821 Marquette Avenue Minneapolis, MN 55402	287,674(5)	8.3%
J.M. Hixon Partners, LLC 821 Marquette Avenue Minneapolis, MN 55402	208,910(6)	6.1%

(1)
Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 25, 2004, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)
Includes (i) 57,478 shares held by FCPI SGAM Innovation, (ii) 91,340 shares held by FCPI SOGE Innovation 2, (iii) 126,042 shares held by FCPI SOGE Innovation 5, (iv) 101,042 shares held by FCPI SOGE Innovation 6, (v) 85,416 shares held by FCPI SOGE Innovation 7, (vi) 126,042 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 5, (vii) 101,042 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 6, (viii) 85,416 shares issuable pursuant to a currently exercisable warrant held by FCPI SOGE Innovation 7, all of which are funds managed by Société Général Asset Management.

(3)
Includes 22,728 shares issuable pursuant to a currently exercisable warrant.

(4)
Includes 169,508 shares issuable pursuant to a currently exercisable warrant.

(5)
Includes (i) 38,507 shares issuable pursuant to a currently exercisable warrant (ii) 153,193 shares held by J.M. Hixon Partners, LLC ("Hixon Partners"), (iii) 500 shares issuable pursuant to a currently exercisable option held by Hixon Partners and (iv) 55,217 shares issuable pursuant to a currently exercisable warrant held by J.M. Hixon Partners, LLC. Mr. Whitney, as the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(6)
Includes (i) 500 shares issuable pursuant to a currently exercisable option and (ii) 55,217 shares issuable pursuant to a currently exercisable warrant.

MANAGEMENT SHAREHOLDINGS

        The following table sets forth the number of shares of Common Stock beneficially owned as of March 25, 2004, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner or Identity of Group	Number of Shares Beneficially Owned	Percent of Class(1)
Benson K. Whitney	287,674(2)	8.3%
Philip Sean Lafleur	177,932(3)	5.1%
Martin Velasco	113,227(4)	3.3%
Philippe Aubert	75,372(5)	2.2%
John W. Paulson	62,438(6)	1.9%
Barbara S. Remley	2,500(7)	*
John Whisnant	0	*
All current officers and directors as a group (8 persons)	724,768(8)	19.8%

*
Less than 1%

(1)
See footnote (1) to preceding table.

(2)
See footnote (5) to preceding table.

(3)
Includes 126,197 shares which may be purchased upon exercise of options and warrant that are exercisable as of March 25, 2004 or within 60 days of such date.

(4)
Includes (i) 3,120 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2004 or within 60 days of such date, (ii) 3,129 shares held by Genevest Consulting S.A., of which Mr. Velasco is a director, (iii) 77,729 shares held by International Sequoia Investments Ltd., of which he is a shareholder and (iv) 29,249 shares issuable pursuant to a currently exercisable warrant held by International Sequoia Investments Ltd. Mr. Velasco disclaims beneficial ownership in the shares held by Genevest Consulting S.A. and International Sequoia Investments Ltd.

(5)
Includes (i) 54,094 shares held by FCPR Robertsau Investissement and (ii) 21,278 shares issuable pursuant to a currently exercisable warrant held by FCPR Robertsau Investissement. Mr. Aubert is Chief Executive Officer of Robertsau Gestion, which manages FCPR Robertsau Investissement.

(6)
Includes 32,388 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2004 or within 60 days of such date.

(7)
Includes 750 shares which may be purchased upon exercise of options and warrant that are exercisable as of March 25, 2004 or within 60 days of such date.

(8)
Includes 312,831 shares which may be purchased upon exercise of options and warrants that are exercisable as of March 25, 2004 or within 60 days of such date.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

        The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at six and that six directors be elected at the Annual Meeting. All of the nominees as determined by the independent members of the Board, are current members of the Board of Directors. Under applicable Minnesota law, approval of the proposal to set the number of directors at six, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (A) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (B) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

        In the absence of other instructions, each proxy will be voted for each of the nominees listed below as determined by the independent members of the Board of Directors. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is determined by the Governance Committee, or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

        The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

Name	Age	Position
Philip Sean Lafleur(5)	40	Chief Executive Officer and Chairman of the Board
John W. Paulson	56	President and Director
Philippe Aubert(4)	44	Director
Martin Velasco(3)	50	Director
John Whisnant(1)(2)	58	Director
Benson K. Whitney(1)(3)	47	Director

(1)
Member of the Audit Committee.

(2)
The Board of Directors has determined that John Whisnant qualifies as an "Audit Committee Financial Expert" under the Federal Securities Law.

(3)
Member of the Compensation Committee.

(4)
Member of the Governance Committee.

(5)
Non-voting member of the Governance Committee.

        Philip Sean Lafleur joined MakeMusic! in November 2000 as Chief Operating Officer and a director. He became Chief Executive Officer in January 2001 and Chairman of the Board in October 2001. Prior to joining MakeMusic, Mr. Lafleur held the position of Vice President for European Internet Operations for Trader Classified Media. In 1990 Mr. Lafleur joined Bertelsmann, where for nine years he held a variety of positions including Deputy Marketing Manager France Loisirs (Paris), President of Québec Loisirs (Montréal), and Executive Director of Music and Multimedia Operations and Foreign Subsidiaries for France Loisirs. In this last position, Mr. Lafleur acted as Chairman of the Music Expert Committee for Bertelsmann's European book and music clubs. Mr. Lafleur holds a BS honors degree in Physics from U.B.C. Vancouver, Canada. After beginning his career as a Business Analyst for McKinsey & Co. in Toronto, Mr. Lafleur went on to obtain an Honors MBA from INSEAD (Fontainebleau).

        John W. Paulson has been President of the Company since October 2001 and a director since December 1990. He was President of the Company's Coda Division from October 2000 to October 2001 and Chief Executive Officer and Chairman of the Board of Directors of the Company from December 1990 to October 2000. From 1982 to 1990, Mr. Paulson was Chairman of Springboard Software, Inc., a publicly held company he founded to develop and market educational and consumer software products. Springboard was subsequently purchased by Spinnaker Software Corp. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years during which time he taught band, keyboard and electronic music classes. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer, and has performed as a professional musician for over ten years. Mr. Paulson has served on the Board of Directors of the National Association of Music Merchants and the St. Paul Chamber Orchestra.

        Philippe H. Aubert has been director of the Company since October 2001. Since September 1999, Mr. Aubert has been Chief Executive Officer of Robertsau Gestion, a private equity fund. From January 1990 to August 1999, Mr. Aubert was Director Associate of Siparex Group, a private equity investment group.

        Martin Velasco has been director of the Company since October 2000, and previously served as a director of MakeMusic! S.A. He is an international entrepreneur with extensive experience in the electronic communications industry combining the experience of large international companies with high-tech start-ups. Mr. Velasco is the Founder and Chairman of Infantia, a foundation helping children in the developing world with education and health projects. He was previously a board member of several start-ups in Europe, the United States and the Asia-Pacific region; several venture and investment funds; and trans-atlantic business organizations. Mr. Velasco was previously the co-leader of the McKinsey worldwide telecommunications group. He holds an engineering degree in electronics and a postgraduate degree in computer science from the Ecole Polytechnique Fédérale de Lausanne and an MBA from Institut Européen d'Administration des Affaires.

        John Whisnant joined MakeMusic! in January 2004 as a Director. From September 1995 to July 2003, Mr. Whisnant was Chief Financial Officer of Insignia Systems, Inc. He has a Juris Doctorate and a Master of Arts degree in Accounting from the University of Iowa.

        Benson K. Whitney has been a director of the Company since May 1997. Mr. Whitney is the managing member of J.M. Hixon Partners, and was previously the managing general partner of the Gideon Hixon Fund, both private venture capital partnerships. He also serves as Vice President and Chief Executive Officer of Whitney Management Co., a family management company. In these positions he has been involved in numerous early stage investments and serves on several boards of directors. He formerly practiced law with Popham, Haik, Schnobrich & Kaufman, specializing in regulated industries such as medical services companies and cable television.

Other Information

        Pursuant to an Investor Rights Agreement among the Company, J.M. Hixon Partners, LLC ("Hixon"), and certain shareholders of the Company entered into at the time of Hixon's investment in the Company, Hixon has the right, so long as it owns or controls 4% or more of the Company's Common Stock, to designate an individual to serve on the Company's Board of Directors, and the shareholders who are parties to the Agreement have agreed to vote shares of Common Stock owned or controlled by them for such director designee. Mr. Whitney is currently serving as the director designee under that Agreement. There are no other arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

CORPORATE GOVERNANCE

Independence

        The Board has determined that a majority of its members are "independent" as defined by the listing standards of the Nasdaq Stock Market. The independent directors are Philippe Aubert, Martin Velasco, John Whisnant, and Benson Whitney.

Code of Conduct and Business Ethics

        The Board has approved a Code of Ethics and Business Conduct that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics and Business Conduct is available in print, free of charge to any stockholder who sends a request for a paper copy to MakeMusic! Inc., Attn. Investor Relations, 6210 Bury Drive, Eden Prairie, Minnesota 55346-1718. MakeMusic! intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.

Director Attendance at Annual Meeting

        Directors' attendance at Annual Meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Company. The Company does not have an attendance policy for directors, but they are encouraged to attend the Annual Meeting of Shareholders. A total of three directors attended the 2003 Annual Meeting of Shareholders.

Committee and Board Meetings

        The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee. Each committee shall only be comprised of independent voting directors and in the case of the Governance Committee, the CEO as a non-voting member. Members of such Committees meet formally and informally from time to time throughout the year on Committee matters.

Audit Committee

        The Audit Committee is comprised of independent directors John Whisnant and Benson Whitney. Former director François Duliège served on the Audit Committee until November 17, 2003. The Audit Committee is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, engaging and evaluating the performance of the independent public accountant and reviewing with the Company's independent public accountants the results of the annual audit. Attached as Appendix A is the Charter for the Audit Committee approved by the Board of Directors. The audit committee has approved a new charter in regards to the new rules and will present it for approval at the next board meeting. The Audit Committee met four times during fiscal 2003.

        The Board has determined that John Whisnant is the "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. The designation of Mr. Whisnant as the audit committee financial expert does not impose on Mr. Whisnant any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Whisnant as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification.

Compensation Committee

        The Compensation Committee, consisting of independent directors Martin Velasco and Benson Whitney, recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and the Board of Directors and administers the Company's Equity Incentive plan. The Compensation Committee met six times during fiscal 2003.

Governance Committee

        The Governance Committee consists of independent director Philippe Aubert and non-voting member Sean Lafleur. Former director Timothy Bajarin served on the Governance Committee until December 1, 2003. The Governance Committee recommends the selection of candidates for and the tenure of the members of the Company's board and for recommending to the board and carrying out policies and processes designed to provide for the effective and efficient governance of the Company. Attached as Appendix B is the Charter for the Governance Committee approved by the Board of Directors. The Governance Committee met three times during fiscal 2003.

        The Governance Committee will consider candidates for nomination as a director recommended by shareholders, directors, third-party search firms and other sources. In evaluating director nominees, the Governance Committee considers the following factors and qualifications:

  •
  the appropriate size and the diversity of the Company's Board of Directors;

  •
  the needs of the Board with respect to the particular talents and experience of its directors;

  •
  the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

  •
  familiarity with domestic and international business matters;

  •
  age and legal and regulatory requirements;

  •
  experience with accounting rules and practices;

  •
  appreciation of the relationship of the Company's business to the changing needs of society; and

  •
  the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

        The Governance Committee will consider the attributes of the candidates and the needs of the board, and will review all candidates in the same manner. A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Company at the address below, directed to the attention of Investor Relations, who will forward the proposals and recommendations to the Governance Committee for consideration. Notice of a recommendation must include name and address of the shareholder making the recommendation and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee's name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and Board membership, if any.

        The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The

Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

    MakeMusic! Inc.
    Attn: Investor Relations
    6210 Bury Drive
    Eden Prairie, MN 55346-1718

        The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and/or Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2003, the Board of Directors held six formal meetings. No director attended less than 75% of the aggregate of all Board of Directors meetings and all meetings held by any Committee of the Board of Directors on which he served. The Company plans to have additional directors sit on the various committees, but such determinations have not yet been made.

Directors' Fees

        The shareholders approved the 2003 Equity Incentive Plan at the 2003 Annual Meeting of Shareholders. Under the 2003 Equity Incentive Plan, nonemployee directors may receive nonqualified stock options, performance awards, restricted stock or stock appreciation rights from time to time as determined by the Compensation Committee. In 2003, no options were granted to nonemployee directors.

Communications with the Board of Directors

        Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Investor Relations Department at 6210 Bury Drive, Eden Prairie, Minnesota 55346-1718, and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board.

AUDIT COMMITTEE REPORT

        The Board of Directors maintains an Audit Committee comprised of two of the Company's independent directors, including a Financial Expert. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual

Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
John Whisnant (Chair)
Benson K. Whitney

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

        Under the terms of an Investor Rights Agreement entered into with J.M. Hixon Partners, LLC in connection with its participation in the Company's 1997 private placement, the Company has granted to J.M. Hixon Partners, LLC a right to purchase its pro rata share of any new issuances of securities by the Company, excluding shares issued upon exercise of currently outstanding warrants, pursuant to employee stock plans, pursuant to a registered public offering or in connection with an acquisition. The Investor Rights Agreement also gives J.M. Hixon Partners the right to designate an individual to serve on the Company's Board of Directors (see "Election of Directors—Other Information").

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to persons serving as Chief Executive Officer during fiscal 2003 and to each other executive officer of the Company (the "Named Executive Officers") who received total salary and bonus compensation in excess of $100,000 for 2003.

Summary Compensation Table

	Annual Compensation			Long-term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (# of shares)	All Other Compensation ($)
Philip Sean Lafleur, Chief Executive Officer	2003 2002 2001	$232,452(1) 194,058(1) 128,316(1)	$63,935(1) 77,953(1) 74,381(1)	195,000 0 25,000	$0 6,189(1)(2) 0
John W. Paulson, President	2003 2002 2001	$163,280 163,280 163,280	$40,233 60,852 48,984	195,000 0 6,000	$0 0 0
Barbara S. Remley(3), Chief Financial Officer	2003 2002 2001	$95,923 120,000 117,563	$10,000 29,484 26,452	25,000 0 2,500	$16,330(4) 0 0

(1)
Compensation is paid in euro and the United States dollar amount is determined by multiplying Mr. Lafleur's compensation by 1.25570, 1.0483 and .886, the conversion rates as of December 31, 2003, December 31, 2002 and December 31, 2001, respectively. Changes to Mr. Lafleur's salary in 2002 are the result of a reallocation between salary and bonus compensation and the impact of changing foreign currency exchange rates. Mr. Lafleur's salary in euro was €185,117, €185,117 and €144,827 and his bonus in euro was €50,916, €74,361 and €83,952 in 2003, 2002 and 2001, respectively.

(2)
Amount reflects payment for unused vacation time as required by French law.

(3)
Resigned as chief financial officer of MakeMusic! Inc. as of October 17, 2003.

(4)
Amount reflects payment for unused vacation time and consulting fee of $350.00 following her resignation.

Employment Agreement

        In September 2002, the Company entered into an employment agreement with Mr. Sean Lafleur that will continue in effect unless otherwise terminated as provided in the agreement. Pursuant to the current terms of the agreement, which are subject to annual review, he will be paid an annual base salary for services to the Company and its French subsidiary of not less than €185,117 ($232,451 based on the December 31, 2003 conversion rate of 1.25570) and may be eligible for a bonus of up to €89,593 ($112,502 based on the December 31, 2003 conversion rate of 1.25570) upon meeting certain goals and objectives as determined by the Board of Directors. The agreement may be terminated by either party; however, in the event the agreement is terminated by the Company without cause or by Mr. Lafleur in the event of a change of control of the Company, Mr. Lafleur will be paid an amount equal to six months of his base salary and target bonus as in effect at the time of termination. In addition, during the twelve-month period after termination of employment without cause, Mr. Lafleur shall be entitled to monthly cash payments equal to 50% of his monthly base salary plus bonus in effect at the time of termination of employment, which payments shall terminate at the earliest of the one-year anniversary date of the date of termination of employment with the Company or upon Mr. Lafleur commencing employment with another entity at a base salary and bonus equal to or greater than his base salary plus bonus at the time of termination.

        On October 19, 2000, the Company entered into a one-year employment agreement with John W. Paulson that will automatically extend for additional one-year periods unless otherwise terminated as provided in the agreement. Pursuant to the agreement he will be paid an initial base salary of $155,500 per year and may be eligible for bonuses as determined by the Board of Directors. The agreement may be terminated by either party upon written notice to the other party. In the event the agreement is terminated by the Company without cause, Mr. Paulson will be paid an amount equal to his base salary as in effect at the time of termination.

Option/SAR Grants During 2003 Fiscal Year

        The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2003. The Company has not granted stock appreciation rights.

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year		Exercise or Base Price ($/Sh)		Expiration Date
Philip Sean Lafleur	89,700(1) 105,300(2)	14.6 17.2	% %	$ $	2.27 2.27	07/06/10 07/06/09
John W. Paulson	89,700(1) 105,300(2)	14.6 17.2	% %	$ $	2.27 2.27	07/06/10 07/06/09
Barbara S. Remley	11,500(1) 13,500(2)	1.9 2.2	% %	$ $	2.27 2.27	07/06/10 07/06/09

(1)
Such option is exercisable in 60 equal monthly installments commencing July 31, 2003.

(2)
Subject to acceleration upon certain conditions.

Aggregated Option/SAR Exercises During 2003 Fiscal Year and Fiscal Year End Option/SAR Values

        The following table provides information related to the exercise of stock options during fiscal 2003 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

			Number of Unexercised Securities Underlying Options at 12/31/03		Value of Unexercised In-the- Money Options at 12/31/03(1)
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Philip Sean Lafleur	0	N/A	63,355	215,145	$7,445	$154,405
John W. Paulson	0	N/A	22,408	197,592	$7,445	$154,405
Barbara S. Remley	0	N/A	11,035	23,465	$3,723	$17,027

(1)
Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 31, 2003 on the Nasdaq Stock Market was $3.10.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2003 all Section 16(a) filing requirements applicable to Insiders were complied with.

INDEPENDENT PUBLIC ACCOUNTANT

        Ernst & Young LLP has acted as the Company's independent auditors for the fiscal year ended December 31, 2003. The Audit Committee has not selected auditors to act as the Company's auditors for fiscal 2004. Ernst & Young's proposal for 2004 has not yet been presented to the Audit Committee, but Ernst & Young has informed the Committee that the fees will be significantly increased in light of the requirements under [Section 404 of] the Sarbanes-Oxley Act of 2002. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The following fees were paid to Ernst & Young LLP for fiscal years 2002 and 2003:

	FY 2002	FY 2003
Audit Fees	$88,849	$76,850
Audit-Related Fees	—	—
Tax Fees	15,005	30,766
All Other Fees	6,321	1,250

        Audit fees are for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Forms 10KSB and 10-QSB and services in connection with consents for registration statements and audit services related to closing a subsidiary in France.

        Tax fees include fees for services provided in connection with preparation of 2001 and 2002 tax returns and tax planning related to foreign employees and closing of subsidiary in France.

        All other fees include guidance on international issues and access to Ernst & Young online information database.

        The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Ernst & Young LLP's independence and has determined that such services are compatible with maintaining Ernst & Young LLP's independence.

        Pursuant to its pre-approval policy, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent auditors or any other auditing or accounting firm. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee.

        The audit committee approved that the CFO was authorized to engage Ernst & Young LLP tax services of up to $10,000 for the recommendation and analysis of the closure of MakeMusic! SA and appropriate recording in MakeMusic! Inc. The audit committee also authorized the pre-approval of non-audit services not to exceed up to $10,000.

OTHER BUSINESS

        The company will no longer be mailing to all shareholders the first, second and third quarter shareholder reports. All press releases are available on the Company's website (including quarterly and annual results) at www.makemusic.com/press_releases.asp, or by e-mail immediately after they are issued if you send your email address to investorrelations@makemusic.com to be included on an email list. Forms 10-KSB and 10-QSB are available on the SEC website at www.sec.gov/cgi-bin/browse-edgar and on the Company's website at www.makemusic.com/investor_relations.asp under SEC EDGAR Filings. Any shareholder who wishes to receive these forms by mail must send their name and address to the Company at the address below.

    MakeMusic! Inc.
    Attn: Investor Relations
    6210 Bury Drive
    Eden Prairie, MN 55346-1718

        Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2005 annual meeting of shareholders must be received by the Company by December 10, 2004, to be considered for inclusion in the Company's proxy statement and related proxy for the 2005 annual meeting.

        Also, if a shareholder proposal intended to be presented at the 2005 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 23, 2005, then management named in the Company's proxy form for the 2005 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

FORM 10-KSB

        A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF MAKEMUSIC! INC. COMMON STOCK ON MARCH 25, 2004, THE RECORD DATE FOR THE 2004 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MR. WILLIAM R. WOLFF, CHIEF OPERATING OFFICER, CFO, AT THE COMPANY'S PRINCIPAL ADDRESS.

BY ORDER OF THE BOARD OF DIRECTORS
Philip Sean Lafleur Chief Executive Officer and Chairman of the Board
Dated: April 9, 2004 Eden Prairie, Minnesota

Appendix A

MakeMusic! Inc.
AUDIT COMMITTEE CHARTER

        The Audit Committee of the Company's Board of Directors shall be composed of two or more directors who are "independent" as such term is defined in applicable regulations of Nasdaq, and who are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Each of the members of the Audit Committee shall be a person who through prior experience is financially sophisticated and familiar with financial oversight responsibilities. The independent auditors of the Company's financial statements shall be accountable to the Audit Committee and to the Board of Directors of the Company.

        In carrying out these responsibilities, the Audit Committee will:

  •
  Meet not fewer than two times per year.

  •
  Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries and, when appropriate, recommend the replacement of the Company's auditors.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at its conclusion to review such audit, including any comments or recommendations of the independent auditors. Any changes in accounting principles shall be reviewed.

  •
  Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

  •
  Provide sufficient opportunity for independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

  •
  Oversee the independence of the independent auditors through appropriate means including obtaining a written statement delineating all relationships between the independent auditors and the Company and determining whether and to what extent the objectivity and independence of the auditors may be impacted by all relationships and services.

  •
  Discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

  •
  Establish and review adherence to the Company's cash management and investment policies.

  •
  Provide the report for the Company's annual proxy statement required by regulations of the Securities and Exchange Commission respecting activities of the Committee and state whether the Committee recommends inclusion of the Company's audited financial statements in the annual report to be filed with Commission.

  •
  Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other consultants for this purpose if, in its judgement, that is appropriate.

  •
  Submit the minutes of all meetings of the Audit Committee to discuss the material matters discussed at each committee meeting with the Board of Directors.

Appendix B

CHARTER FOR THE GOVERNANCE
COMMITTEE OF THE BOARD OF
MAKEMUSIC! INC.

PURPOSE:

        The Governance Committee shall be responsible for matters relating to the selection of candidates for and the tenure of the members of the Company's board and for recommending to the board and carrying out policies and processes designed to provide for the effective and efficient governance of MakeMusic! Inc. (the "Company").

MEMBERSHIP:

        The Governance Committee will be comprised only of independent voting directors and the CEO as a non-voting member. The Chairman of the Governance Committee shall be elected by the voting members. The Chair of the Governance Committee shall conduct the meetings as well as represent the Governance Committee to the Company's board.

SPECIFIC RESPONSIBILITIES:

  •
  Meeting as necessary to consider the nomination and screening of board member candidates, evaluate the performance of the board and its members, as well as termination of membership of board members in accordance with corporate policy, conflict of interest, for cause or other appropriate reasons.

  •
  Meeting at least twice annually to discuss the mission and objectives of the Company, organization development and changes that may be in progress or anticipated with the Chief Executive Officer.

  •
  Overseeing coordination generally of board meeting schedules, committee membership, board development and training and orientation of new directors.

  •
  Developing and recommending to the board policies and processes designed to provide for effective and efficient governance, including but not limited to: policies for evaluation of the board and the chairperson; election and reelection of board members; board orientation and education; and succession planning for the board chairperson and other board leaders.

  •
  Conducting a regular review of the corporate bylaws and making recommendations for changes thereto to the full board.

  •
  Promoting awareness and education of board members of the Board's Code of Ethics.

  •
  Periodically reviewing and recommending to the full board a position description and set of expectations for board members and the board chairperson.

  •
  Preparing an initial draft of annual board goals and objectives for the board's review and approval.

  •
  Developing and recommending to the board a statement of the competencies and personal attributes needed on the board to be used as a guideline for recruitment and election of board members.

  •
  Recommending to the board election of members who bring a needed competency.

  •
  Evaluating the performance of board members eligible for reelection; counseling members if improvement is needed in their attendance or other aspects of performance; and recommending the reelection of board members who are performing effectively and continue to provide a competency needed on the board.

MINUTES:

        The Governance Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

OTHER:

        The Governance Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Governance Committee,

            (i)  at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

           (ii)  to request from the Chief Executive Officer and the Chief Financial Officer of the Company, and to rely upon, advice, orally or in writing, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Governance Committee.

        The officers of the Company are requested to cooperate with the Governance Committee and to render assistance to it as it shall request in carrying out its functions.

MakeMusic! Inc.
ANNUAL MEETING

Wednesday, May 19, 2004 at 3:30 p.m.

Fredrikson & Byron
Pepin/Vermillion Conference Room
40th floor
200 South Sixth Street
Minneapolis, Minnesota

MakeMusic! Inc.
6210 Bury Drive, Eden Prairie, Minnesota 55346
PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 19, 2004.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below. If no choice is specified, the proxy will be voted "FOR" Item 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint Philip Sean Lafleur and William R. Wolff, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

For your convenience you can vote by Internet, fax a copy of your proxy card (front and back) to StockTrans, Inc. at 610-649-7302, or you can mail your proxy card in the enclosed envelope to StockTrans, Inc.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

The Board of Directors Recommends a Vote FOR Item 1 and 2

1.	Set the number of directors at six (6):		☐ FOR ☐ AGAINST ☐ ABSTAIN
2.	Election of directors:		☐	FOR all nominees	☐	WITHHOLD AUTHORITY
	01-Philippe Aubert 02-Philip Sean Lafleur 03-John W. Paulson	04-Martin Velasco 05-John Whisnant 06- Benson K. Whitney		listed to the left (except as specified below)		to vote for all nominees listed to the left.
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Indicate changes below: Mark Box ☐

Date:	,2004

Signature:

Email:

Signature(s) in Box
Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF TWO WAYS:

1.	VOTE BY INTERNET: Log-on to www.votestock.com Enter your control number printed below Vote your proxy by checking the appropriate boxes Click on "Accept Vote"
OR
2.	VOTE BY MAIL: If you do not wish to vote by Internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.
YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS
MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS (Proposals #1 and #2)
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANT
OTHER BUSINESS
SHAREHOLDER PROPOSALS
FORM 10-KSB
  Appendix A
MakeMusic! Inc. AUDIT COMMITTEE CHARTER
  Appendix B
CHARTER FOR THE GOVERNANCE COMMITTEE OF THE BOARD OF MAKEMUSIC! INC.